                                                                   EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

  We consent to the incorporation by reference in Registration Statement No. 333-21743 of Qualix Group, Inc. on Form S-8 of our report dated July 24, 1997, appearing in this Annual Report on Form 10-K of Qualix Group, Inc. for the year ended June 30, 1997.

San Jose, California
September 15, 1997